EXHIBIT 10.227

              FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of November 13, 1998 (this "Amendment") is among: R&B FALCON CORPORATION, the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

                        R E C I T A L S

     A. The Borrower, the Administrative Agent, and the Lenders (as defined in the Credit Agreement as hereafter defined) have entered into that certain Credit Agreement dated as of April 24, 1998 (the "Credit
Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein;

     B. The Borrower has entered into a merger agreement pursuant to which Cliffs Drilling Company would merge with a wholly owned subsidiary of the Borrower in a stock-for-stock exchange; and

     C. The Borrower, the Administrative Agent, and the Lenders now desire to make certain amendments to the Credit Agreement in connection with the proposed merger.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Section 1.01 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

          "Cliffs"   means  Cliffs  Drilling  Company,  a   Delaware
     corporation.

          "Cliffs Group" means Cliffs and its subsidiaries.

          "EBITDA" shall mean, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

          "First Amendment" means that certain First Amendment to Credit Agreement dated as of November 13, 1998, among the Borrower, the Lenders and the Administrative Agent."

          "Merger" means the merger of RBF Cliffs Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of the Borrower, with and into Cliffs, as a result of which Cliffs would become a direct wholly owned subsidiary of the Borrower.

     3. Section 6.01 of the Credit Agreement is hereby amended to add the following clauses (f) and (g):

          "(f) Indebtedness of Cliffs existing under the 10.25% senior notes of Cliffs due 2003 not to exceed $203,103,000 outstanding, but not any extensions, renewals and replacement of any such Indebtedness."

          "(g) Indebtedness of Cliffs (and its subsidiaries party thereto) under a revolving credit facility with ING (U.S.) Capital Corporation as the agent not to exceed $35,000,000 outstanding, but not any extensions, renewals and replacement of any such Indebtedness."

     4. Section 6.02 of the Credit Agreement is hereby further amended to add the following clause (e):

          "(e) Liens on any property or assets of the Cliffs Group to secure the Indebtedness permitted by Section 6.01(g)."

     5. Section 6.03 of the Credit Agreement is hereby waived for the limited purpose of permitting the Merger on the terms and conditions set forth in the Form S-4 of the Borrower filed with the Securities and Exchange Commission on September 15, 1998.

     6. Section 6.03 of the Credit Agreement is hereby amended by adding the following sentence at the end of the section:

          "Notwithstanding any other provision in this Section 6.03 to the contrary, for so long as any Indebtedness permitted by Sections 6.01(f) and (g) of the Credit Agreement is outstanding (or any commitment for any such Indebtedness is outstanding), no member of the Cliffs Group may merge with or consolidate into the Borrower or any other Subsidiary of the Borrower not in the Cliffs Group."

     7. Section 6.04 of the Credit Agreement is hereby amended by adding the following clause (e):

          "(e)   the acquisition by the Borrower of  Cliffs pursuant
     to the Merger."

     8. Sections 6.04(b) and (c) of the Credit Agreement are hereby amended to read as follows:

          "(b) investments by the Borrower or by any Subsidiary in the capital stock of its Subsidiaries; provided that neither the Borrower nor any Subsidiary that is not in the Cliffs Group may invest in any member of the Cliffs Group except for the investment to acquire Cliffs pursuant to the Merger;

          (c) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided that neither the Borrower nor any Subsidiary that is not in the Cliffs Group may make loans or advances to any member of the Cliffs Group; and"

     9. Section 6.08 of the Credit Agreement is hereby amended by adding the following clause (vi) before the period at the end of the sentence:

          "and (vi) the foregoing shall not apply to restrictions and conditions existing on the date of the Merger and contained in the instruments evidencing the Indebtedness permitted by Sections 6.01(f) and (g) (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition)."

     10. Section 6.09 of the Credit Agreement is hereby amended by adding the following clause before the period at the end of the sentence:

     ", plus (iii) 100% of any equity issued by the Borrower in connection with the Merger to the extent not included in clause
     (ii) above."

     11. Section 6.10 of the Credit Agreement is hereby supplemented by adding the following sentence at the end of the present Section 6.10 following the graph:

     "Notwithstanding anything to the contrary herein, for the purposes of determining the EDITBA Leverage Ratio pursuant to this Section 6.10 for the periods ending December 31, 1998,
     March   31,  1999,  June  30,  1999  and  September  30,  1999,
     Consolidated Net Income and interest, taxes, depreciation, depletion and amortization in such ratio shall be determined on a pro forma basis as if the Merger had occurred on October 1, 1997 and as if the Merger had been accounted for as a pooling of interests (except without duplication for months already consolidated) and (ii) such ratio shall be calculated as if the Merger had occurred on October 1, 1997 and been accounted for as a pooling of interests."

     12. This Amendment shall become binding on the Lenders when, and only when, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent or its counsel:

          (a) counterparts of this Amendment executed by the Borrower and the Required Lenders;

          (b) all conditions precedent to the Merger shall have been waived or satisfied except for the effectiveness of this Amendment and the Merger shall become effective promptly thereafter; and

          (c) such other documents as it or its counsel may reasonably request.

     13. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     14. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article III of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

     15. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

     16. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  [SIGNATURES BEGIN NEXT PAGE]


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:                     R&B FALCON CORPORATION


                              By:_____________________________
                                   Robert Fulton
                                   Executive Vice President


ADMINISTRATIVE AGENT          THE CHASE MANHATTAN BANK
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


SYNDICATION AGENT             CREDIT SUISSE FIRST BOSTON
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


DOCUMENTATION AGENT           PARIBAS
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


CO-SYNDICATION AGENT          CHRISTIANIA BANK OG KREDITKASSE ASA,
AND LENDER:                   NEW YORK BRANCH


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


MANAGING AGENT                THE BANK OF NOVA SCOTIA
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


MANAGING AGENT                BANK OF TOKYO-MITSUBISHI, LTD.
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


MANAGING AGENT                WELLS FARGO BANK (TEXAS), N.A.
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


OTHER LENDERS:                BANK AUSTRIA AKTIENGESELLSCHAFT


                              By:_____________________________
                              Name:
                              Title:

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              CREDIT AGRICOLE INDOSUEZ


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              FIRST NATIONAL BANK OF COMMERCE


                              By:_____________________________
                              Name:
                              Title:


                              THE SUMITOMO BANK, LIMITED


                              By:_____________________________
                              Name:
                              Title:

                              SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE, NEW YORK BRANCH


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              ABN AMRO BANK N.V.


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              BANK  OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:_____________________________
                              Name:
                              Title:


                              DG BANK DEUTSCHE  GENOSSENSCHAFTSBANK,
                              CAYMAN ISLAND BRANCH

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              THE DAI-ICHI KANGYO BANK, LIMITED

                              By:_____________________________
                              Name:
                              Title:


                              THE FUJI BANK, LIMITED


                              By:_____________________________
                              Name:
                              Title:


                              KREDIETBANK N.V.

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              NATEXIS BANQUE


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title: